UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): September 6, 2006


                              Cantop Ventures, Inc.


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                                   0001328769
                            (Commission File Number)

                                   20-2414965
                      (I.R.S. Employer Identification No.)

                                 564 Wedge Lane
                                Fernley, NV 89408
               (Address of Principal Executive Offices) (Zip Code)

                                 (604) 805-6340
              (Registrant's Telephone Number, Including Area Code)


This Current Report on Form 8-K is filed by Cantop Ventures, Inc., a Nevada corporation (the "Registrant"), in connection with the items set forth below.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 21, 2006, Moen and Company, LLP, Chartered Accountants ("Moen"), resigned as our independent registered public accounting firm because the principal of Moen retired at that date. On September 6, 2006, our Board of Directors authorized the engagement of Michael T. Studer, C.P.A., P.C., an independent registered firm of Certified Public Accountants, as our principal independent accountant.

The reports of Moen on the consolidated financial statements of the Company for the period from the date of inception on February 22, 2005 to July 31, 2005, including the subsequent interim periods through the date of resignation, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception that Moen's audit report dated July 31, 2005, expressed substantial doubt about our ability to continue as a going concern unless we were able to generate sufficient cash flows to meet our obligations and sustain our operations.

During the period from the date of inception on February 22, 2004 to July 31, 2005, including the subsequent interim periods through the date of resignation, there were no disagreements with Moen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moen, would have caused Moen to make reference to the subject matter of the disagreement in its reports on the Company's consolidated financial statements for such periods.

The Company has requested that Moen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

16.1   Letter from Moen & Company, LLP to the Securities and Exchange Commission

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Cantop Ventures, Inc.


Date: September 14, 2006                     By: /s/ Christopher Paterson
                                                --------------------------------
                                                Christopher Paterson
                                                President